QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

              We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 30, 2007, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-142653) and related Prospectus of Allegiant Travel Company for the registration of 4,140,000 shares of its common stock.

/s/ ERNST & YOUNG LLP

Las Vegas, Nevada
May 15, 2007

QuickLinks

  Exhibit 23.2
Consent of Independent Registered Public Accounting Firm